UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2022

THE GEO GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	1-14260	65-0043078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4955 Technology Way, Boca Raton, Florida	33431
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (561) 893-0101

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 Par Value	GEO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5    Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)

On December 21, 2022, Wayne H. Calabrese was appointed Chief Operating Officer of The GEO Group, Inc. (“GEO” or the “Company”) effective as of December 21, 2022.

Mr. Calabrese, 72, prior to his appointment as Chief Operating Officer served as GEO’s Senior Vice President of Legal Services from September 2021 through December 20, 2022. Mr. Calabrese originally joined GEO as Vice President of Business Development in 1989 and served in a range of increasingly senior positions, retiring in December 2010 as Vice Chairman of the Board, President and Chief Operating Officer of the Company. Before joining GEO, Mr. Calabrese held various legal positions in Ohio for the City of Akron, Summit County, and the Akron Metropolitan Housing Authority, after which he was a partner in a small law firm in Akron, Ohio. He received his bachelor’s degree in Secondary Education from the University of Akron and his Juris Doctor from the University of Akron Law School. Mr. Calabrese brings extensive knowledge and experience to GEO’s management team. His legal training and experience, together with his prior service in various GEO leadership positions, makes him uniquely qualified to serve as GEO’s Chief Operating Officer.

Mr. Calabrese has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K, has no arrangement or understanding between him and any other person relating to his appointment as an officer required to be disclosed pursuant to Item 401(b) of Regulation S-K and has no family relationships required to be disclosed pursuant to Item 401(d) of Regulation S-K.

The Company and Mr. Calabrese will enter into a new or amended employment agreement reflecting Mr. Calabrese’s appointment as Chief Operating Officer, which will establish his annual base salary, his eligibility to receive a target annual performance cash award equal to a percentage of his annual base salary, and his eligibility to participate in the Company’s stock incentive plan, consistent with the compensation packages provided to other senior management executives, as determined by the Company’s Compensation Committee. Mr. Calabrese’s compensation arrangement prior to his appointment as Chief Operating Officer provided for an annual base salary of $525,000, a target annual performance cash award of 75% of his annual base salary and participation in the Company’s stock incentive plan, as determined by the Company’s Compensation Committee.

(d)

On December 27, 2022, the Board of Directors (the “Board”) of GEO, having received the recommendation of the Nominating and Corporate Governance Committee, approved the expansion of the size of the Board from nine to ten members until the end of Ms. Anne Foreman’s term as a director. Ms. Foreman will not be seeking reelection to the Board at the end of her current term at the 2023 Annual Meeting of Shareholders (the “2023 Annual Meeting”), Upon the expiration of Ms. Foreman’s current term, the number of directors will decrease from ten to nine.

Also effective December 27, 2022, the Board appointed Ms. Lindsay Koren to serve as a director on the Board of GEO for a term expiring at the 2023 Annual Meeting, at which time her continued service on the Board will be subject to renomination and shareholder approval. The appointment of Ms. Koren was not pursuant to any arrangement or understanding between her and any other person.

Ms. Koren is currently the Senior Vice President, Division General Counsel for Darden Restaurants, where she leads the Ethics & Compliance program, and has been with Darden Restaurants since 2015. Ms. Koren served as a Senior Director for international compliance and an Assistant General Counsel at Walmart from January 2011 until early 2015. At Walmart, Ms. Koren advised the business on legal and compliance matters for Walmart’s global business, operating in 26 countries. Ms. Koren also previously served as a trial attorney with the U.S. Department of Justice from 2004 to 2007, representing the government in appellate litigation matters, and as an attorney advisor to the Chief Immigration Judge.

Ms. Koren will be compensated in accordance with the Company’s previously disclosed compensation program for directors who are not employees as described under the heading “Director Compensation” in the Proxy Statement on Schedule 14A for the Company’s 2022 Annual Meeting of Shareholders filed on March 17, 2022, and as may be amended in the future.

There are no related party transactions between the Company and Ms. Koren as described in Item 404(a) of Regulation S-K.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amended Bylaws

On December 27, 2022, the Board having received the recommendation of the Nominating and Corporate Governance Committee, approved an increase to the number of directors which constitute the whole Board from nine to ten members until the end of Ms. Anne Foreman’s term as a director. Ms. Foreman will not be seeking reelection to the Board at the end of her current term at the 2023 Annual Meeting. Following the expiration of Ms. Foreman’s current term on the Board, the number of directors will decrease from ten to nine. The effect of the approval is an amendment to Article V, Section 1 of the Company’s Third Amended and Restated Bylaws effective on December 27, 2022.

Excerpts from the resolutions adopted by the Board to amend the Company’s Third Amended and Restated Bylaws is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Section 9    Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

3.1	Amendment to the Third Amended and Restated Bylaws of The GEO Group, Inc., effective December 27, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GEO GROUP, INC.

December 28, 2022	By:	/s/ Brian R. Evans
Date		Brian R. Evans
Senior Vice President and Chief Financial Officer (Principal Financial Officer)

4